UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 28, 2008

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement

Previously on April 14, 2008, MPC Corporation (“MPC”) entered into a Manufacturing Services Agreement (the “MSA”) with Flextronics Computing Mauritius Limited (“Flextronics Computing”). Under the MSA, Flextronics Computing would perform procurement, supply chain management, manufacturing, assembly and testing for us at its manufacturing facility in Juarez, Mexico. The MSA is more fully described in our Current Report on Form 8-K filed April 18, 2008; which is hereby incorporated by reference.

On October 28, 2008, we received notice from Flextronics Computing that it will not supply product or services to MPC under the MSA on grounds that we failed to meet our obligations under the MSA; among the stated reasons include our inability to provide assurance to further meet our obligations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: November 3, 2008	By: /s/ Curtis Akey Curtis Akey Vice President & Chief Financial Officer